UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3105

Oppenheimer Capital Appreciation Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2018

Item 1. Reports to Stockholders.

Semiannual Report	2/28/2018

Oppenheimer Capital Appreciation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Growth Index
6-Month	9.88%	3.55%	10.84%	13.94%
1-Year	20.35	13.43	17.10	26.11
5-Year	13.15	11.82	14.73	17.03
10-Year	7.63	6.99	9.73	11.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

During the six-month reporting period, the Fund underperformed versus the Russell 1000 Growth Index (the “Index”), but its absolute performance was positive. The Fund’s Class A shares (without sales charge) returned 9.88% during the period, while the Index returned 13.94%, primarily due to less favorable stock selection in the Health Care, Consumer Discretionary, Industrials, and Utilities sectors. The Fund outperformed the Index in the Financials sector due to stock selection. The Fund’s underweight position in the Real Estate sector and lack of exposure to Telecommunication Services sector also contributed positively to performance versus the Index. The broader U.S. equity market, as measured by the S&P 500 Index, returned 10.84% this reporting period.

MARKET OVERVIEW

2017 was a banner year in terms of fundamentals for the U.S. economy and that enthusiasm bled into January 2018. The market hit a speed bump in February as inflation showed signs of accelerating and volatility spiked higher after a sustained period of being at historically low levels. We are watching bond yields and spreads carefully and expect heightened volatility to remain throughout the year. That said, we believe corporate tax reform will increase earnings and cash flow for most companies and likely boost economic growth in the short-term. In general, valuation has taken a back-seat in the current market environment as investors have favored disruptive companies as well as growth-style investments over the value style.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation.

Whether rates, commodity prices, currencies or even whole economies go up or down, we seek to have a portfolio that can outperform no matter the environment, although we do have a history of underperforming in go-go markets (like 2017) and outperforming in down markets.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in we also think is within our skillset. It is not by accident that we weight the portfolio

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more heavily towards companies that have structural competitive advantages and/ or management teams that are executing (e.g., gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we make sure to have some horses in the stable that will win no matter the weather. In short, it boils down to mostly stock selection. This approach has led to consistent positive alpha versus our peers over longer periods of time.

FUND REVIEW

Top contributors to performance this reporting period included MasterCard, PayPal, and AutoZone.

MasterCard continued to show strong and resilient growth this reporting period, demonstrating that the secular trend toward electronic forms of payment remains in the early innings globally, particularly in emerging markets. MasterCard’s services business, which includes loyalty, data and analytics as well as security, remains a differentiator versus their primary competitor and presents a compelling growth opportunity particularly within security, following the landmark data breach that occurred recently at Equifax. Additionally, at their investor day, management discussed the massive opportunity for recently acquired fast Automated Clearing House (“ACH”) provider Vocalink, which we believe provides leading technology in the currently over $100 trillion ACH market.

PayPal has continued to benefit from strong revenue growth driven by impressive customer acquisition and engagement, as well as the secular tailwinds of electronic payments and e-commerce spend.

After underperforming for most of 2017, AutoZone sharply rebounded in November 2017. The prior underperformance was driven by a deceleration in same store sales and the narrative that the deceleration was partially being driven by Amazon encroaching on the auto parts retail business. The stock rebounded after a stabilization of same store sales and lessening concerns about the health of the industry.

Detractors from performance this reporting period included Allergan, Celgene, and Newell Brands.

Allergan suffered in the reporting period from concerns over loss of exclusivity in 2018 on some of its larger drugs including Restasis and Namenda XR. Concern over Botox competition also weighed on shares, which

4 OPPENHEIMER CAPITAL APPRECIATION FUND

we view as a non-event. Based on valuation and some pipeline news we believe the stock can rebound from here.

Celgene experienced significant weakness in October 2017 after lowering earnings guidance for 2017 and longer term through 2020. This was primarily due to lower expected revenues from Otezla, a drug treating certain types of arthritis, which accounts for ~10% of the company’s revenues. Secondarily, there was disappointment due to the withdrawal of a pipeline drug.

Newell pre-announced their exposure to resin factories that were impacted by Hurricane Harvey in Texas. This had an adverse effect as the company had to secure higher-priced resins from overseas in order to maintain production in their Rubbermaid factories. The hurricane also delayed an anticipated capacity increase from the resin suppliers in Texas. Newell announced weak third quarter earnings, which also negatively impacted its performance this period.

STRATEGY & OUTLOOK

As of period end, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable data around employment, wages and inflation. Rising home prices and innovation also continue to help drive the economy higher. Moreover, corporate tax reform will lead to a jump in earnings and cash flow for most companies, and it will more likely than not lead to a boost in economic growth in the short-term. While the economic expansionary cycle is indeed long in the tooth, the economic growth has been at relatively low rates, suggesting it could continue for a while longer.

We are afraid companies are addicted to low interest rates, which have been low for almost a decade now. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially.

As the markets have risen, we find fewer companies with attractive fundamentals that are attractively priced. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

Volatility in the markets was unusually low in 2017 and has returned to the equity markets as we expected it would. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by

5 OPPENHEIMER CAPITAL APPRECIATION FUND

these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Paul Larson Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	7.4%
Alphabet, Inc., Cl. C	6.2
Microsoft Corp.	5.9
Facebook, Inc., Cl. A	5.8
Amazon.com, Inc.	5.0
Mastercard, Inc., Cl. A	5.0
Lowe’s Cos., Inc.	2.8
UnitedHealth Group, Inc.	2.4
eBay, Inc.	2.3
Oracle Corp.	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	14.2%
Software	11.6
Technology Hardware, Storage & Peripherals	7.4
IT Services	7.1
Specialty Retail	7.0
Internet & Catalog Retail	6.6
Biotechnology	4.6
Capital Markets	4.2
Semiconductors & Semiconductor Equipment	4.0
Health Care Providers & Services	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2018, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPTFX)	1/22/81	9.88%	20.35%	13.15%	7.63%
Class B (OTGBX)	11/1/95	9.45	19.44	12.29	7.10
Class C (OTFCX)	12/1/93	9.49	19.46	12.30	6.80
Class I (OPTIX)	12/29/11	10.10	20.85	13.64	14.27*
Class R (OTCNX)	3/1/01	9.73	20.04	12.87	7.35
Class Y (OTCYX)	11/3/97	10.00	20.63	13.44	7.98
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/18
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPTFX)	1/22/81	3.55%	13.43%	11.82%	6.99%
Class B (OTGBX)	11/1/95	4.58	14.44	12.04	7.10
Class C (OTFCX)	12/1/93	8.52	18.46	12.30	6.80
Class I (OPTIX)	12/29/11	10.10	20.85	13.64	14.27*
Class R (OTCNX)	3/1/01	9.73	20.04	12.87	7.35
Class Y (OTCYX)	11/3/97	10.00	20.63	13.44	7.98

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the

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investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on February 28, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER CAPITAL APPRECIATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 28, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During 6 Months Ended February 28, 2018
Class A	$ 1,000.00	$ 1,098.80	$ 5.32
Class B	1,000.00	1,094.50	9.49
Class C	1,000.00	1,094.90	9.34
Class I	1,000.00	1,101.00	3.29
Class R	1,000.00	1,097.30	6.68
Class Y	1,000.00	1,100.00	4.17

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.74	5.12
Class B	1,000.00	1,015.77	9.14
Class C	1,000.00	1,015.92	8.99
Class I	1,000.00	1,021.67	3.16
Class R	1,000.00	1,018.45	6.43
Class Y	1,000.00	1,020.83	4.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2018 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.82
Class C	1.79
Class I	0.63
Class R	1.28
Class Y	0.80

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS February 28, 2018 Unaudited

	Shares	Value
Common Stocks—100.0%
Consumer Discretionary—19.8%
Hotels, Restaurants & Leisure—3.4%
Cedar Fair LP1	1,179,487	$78,801,527
Starbucks Corp.	1,794,100	102,443,110
		181,244,637

Household Durables—0.8%
Newell Brands, Inc.	718,780	18,465,458
Whirlpool Corp.	139,040	22,584,267
		41,049,725

Internet & Catalog Retail—6.6%
Amazon.com, Inc.[2]	173,920	263,045,304
Booking Holdings, Inc.[2]	40,860	83,110,874
		346,156,178

Media—2.0%
Comcast Corp., Cl. A	2,899,028	104,973,804

Specialty Retail—7.0%
AutoNation, Inc.[2]	1,353,750	67,971,787
AutoZone, Inc.[2]	128,000	85,084,160
CarMax, Inc.[2]	1,085,780	67,231,498
Lowe’s Cos., Inc.	1,610,490	144,283,799
		364,571,244

Consumer Staples—2.9%
Beverages—0.5%
Molson Coors Brewing Co., Cl. B	335,040	25,546,800

Food Products—1.2%
Kraft Heinz Co. (The)	503,510	33,760,346
Mondelez International, Inc., Cl. A	695,350	30,525,865
		64,286,211

Household Products—1.2%
HRG Group, Inc.[2]	840,720	13,274,969
Spectrum Brands Holdings, Inc.	492,920	48,656,133
		61,931,102

Energy—2.1%
Oil, Gas & Consumable Fuels—2.1%
Husky Energy, Inc.[2]	2,903,078	38,324,611
Magellan Midstream Partners LP1	1,167,580	72,927,047
		111,251,658

	Shares	Value
Financials—5.6%
Capital Markets—4.2%
Charles Schwab Corp. (The)	1,543,430	$81,832,659
CME Group, Inc., Cl. A	323,310	53,721,190
Intercontinental Exchange, Inc.	1,137,130	83,101,460
		218,655,309

Diversified Financial Services—1.0%
Berkshire Hathaway, Inc., Cl. B2	254,050	52,639,160

Real Estate Investment Trusts (REITs)—0.4%
Mid-America Apartment Communities, Inc.	241,500	20,725,530

Health Care—12.7%
Biotechnology—4.6%
Biogen, Inc.[2]	241,780	69,872,002
Celgene Corp.[2]	816,372	71,122,329
Exact Sciences Corp.[2]	315,220	14,061,964
Galapagos NV2	261,634	27,438,203
Gilead Sciences, Inc.	704,080	55,432,218
		237,926,716

Health Care Equipment & Supplies—2.5%
Intuitive Surgical, Inc.[2]	123,740	52,768,923
Medtronic plc	551,180	44,033,770
Stryker Corp.	206,200	33,437,392
		130,240,085

Health Care Providers & Services—3.8%
Laboratory Corp. of America Holdings[2]	435,260	75,169,402
UnitedHealth Group, Inc.	550,120	124,415,139
		199,584,541

Health Care Technology—0.7%
Cerner Corp.[2]	592,740	38,030,199

Pharmaceuticals—1.1%
Allergan plc	348,450	53,737,959
Valeant Pharmaceuticals International, Inc.[2]	230,600	3,779,534
		57,517,493

12 OPPENHEIMER CAPITAL APPRECIATION FUND

	Shares	Value
Industrials—9.4%
Aerospace & Defense—1.0%
Spirit AeroSystems Holdings, Inc., Cl. A	582,310	$53,159,080

Airlines—1.5%
Spirit Airlines, Inc.[2]	1,969,980	78,484,003

Commercial Services & Supplies—2.1%
Johnson Controls International plc	692,530	25,533,581
KAR Auction Services, Inc.	1,537,280	83,136,103
		108,669,684

Machinery—2.4%
Deere & Co.	252,820	40,671,153
Stanley Black & Decker, Inc.	176,370	28,076,340
Wabtec Corp.	707,920	57,582,213
		126,329,706

Professional Services—0.3%
Nielsen Holdings plc	484,610	15,812,824
Road & Rail—1.5%
Canadian National Railway Co.	530,770	41,065,675
Canadian Pacific Railway Ltd.	202,760	36,219,019
		77,284,694

Trading Companies & Distributors—0.6%
Fastenal Co.	619,150	33,879,888

Information Technology—44.3%
Internet Software & Services—14.2%
Alphabet, Inc., Cl. C2	292,530	323,166,667
eBay, Inc.[2]	2,831,140	121,342,660
Facebook, Inc., Cl. A2	1,687,590	300,931,049
		745,440,376

IT Services—7.1%
Mastercard, Inc.,
Cl. A	1,475,310	259,300,485
PayPal Holdings, Inc.[2]	1,384,670	109,956,645
		369,257,130

	Shares	Value
Semiconductors & Semiconductor
Equipment—4.0%
Applied Materials, Inc.	754,500	$43,451,655
Broadcom Ltd.	348,490	85,888,846
Texas Instruments, Inc.	750,800	81,349,180
		210,689,681

Software—11.6%
Activision Blizzard, Inc.	1,048,680	76,689,968
Microsoft Corp.	3,312,390	310,602,810
Oracle Corp.	2,305,240	116,806,511
Red Hat, Inc.[2]	217,040	31,991,696
ServiceNow, Inc.[2]	332,170	53,482,692
Snap, Inc., Cl. A2	879,790	15,237,963
		604,811,640

Technology Hardware, Storage &
Peripherals—7.4%
Apple, Inc.	2,161,028	384,922,307

Materials—1.2%
Chemicals—0.5%
Albemarle Corp.	238,802	23,982,885

Metals & Mining—0.7%
Compass Minerals
International, Inc.	630,330	38,008,899

Utilities—2.0%
Electric Utilities—0.2%
PG&E Corp.	304,870	12,527,108

Gas Utilities—1.5%

AmeriGas Partners LP1	1,803,958	75,657,999

Multi-Utilities—0.3%
SCANA Corp.	382,690	15,181,312
Total Common Stocks (Cost $3,782,962,187)		5,230,429,608

13 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—0.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.31%3,4 (Cost $125,045)	125,045	$125,045

Total Investments, at Value (Cost $3,783,087,232)	100.0%	5,230,554,653
Net Other Assets (Liabilities)	0.0	(1,477,863)
Net Assets	100.0%	$5,229,076,790

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2017	Gross Additions	Gross Reductions	Shares February 28, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	13,689,488	452,718,186	466,282,629	125,045

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$125,045	$179,688	$—	$—

See accompanying Notes to Financial Statements.

14 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,782,962,187)	$5,230,429,608
Affiliated companies (cost $125,045)	125,045

5,230,554,653

Cash	4,387,540

Receivables and other assets:
Investments sold	16,285,197
Dividends	2,547,613
Shares of beneficial interest sold	634,438
Other	756,433
Total assets	5,255,165,874

Liabilities
Payables and other liabilities:
Investments purchased	18,642,341
Shares of beneficial interest redeemed	5,334,118
Trustees’ compensation	1,274,118
Distribution and service plan fees	758,607
Shareholder communications	7,845
Other	72,055

Total liabilities	26,089,084

Net Assets	$5,229,076,790

Composition of Net Assets
Par value of shares of beneficial interest	$87,494

Additional paid-in capital	3,598,596,730

Accumulated net investment loss	(50,012)

Accumulated net realized gain on investments and foreign currency transactions	182,975,157

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,447,467,421

Net Assets	$5,229,076,790

15 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,442,623,528 and 57,230,309 shares of beneficial interest outstanding)	$60.15

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$63.82

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,843,219 and 149,301 shares of beneficial interest outstanding)	$45.84

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $389,263,969 and 8,571,314 shares of beneficial interest outstanding)	$45.41

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,125,265,516 and 17,237,756 shares of beneficial interest outstanding)	$65.28

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $101,798,501 and 1,794,298 shares of beneficial interest outstanding)	$56.73

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $163,282,057 and 2,511,185 shares of beneficial interest outstanding)	$65.02

See accompanying Notes to Financial Statements.

16 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $90,523)	$26,989,773
Affiliated companies	179,688

Interest	19,596

Total investment income	27,189,057

Expenses
Management fees	15,174,751

Distribution and service plan fees:
Class A	3,781,749
Class B	60,639
Class C	1,893,621
Class R	236,816

Transfer and shareholder servicing agent fees:
Class A	3,539,614
Class B	13,160
Class C	403,484
Class I	173,825
Class R	103,138
Class Y	166,324

Shareholder communications:
Class A	20,278
Class B	1,316
Class C	2,833
Class R	601
Class Y	316

Borrowing fees	92,837

Trustees’ compensation	33,646

Custodian fees and expenses	16,220

Other	70,668

Total expenses	25,785,836
Less reduction to custodian expenses	(2,520)
Less waivers and reimbursements of expenses	(214,302)

Net expenses	25,569,014

Net Investment Income	1,620,043

17 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies	$185,382,252
Foreign currency transactions	15,784

Net realized gain	185,398,036

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	301,288,586
Translation of assets and liabilities denominated in foreign currencies	(12,262)

Net change in unrealized appreciation/depreciation	301,276,324

Net Increase in Net Assets Resulting from Operations	$488,294,403

See accompanying Notes to Financial Statements.

18 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017

Operations
Net investment income	$1,620,043	$4,895,201

Net realized gain	185,398,036	532,753,365

Net change in unrealized appreciation/depreciation	301,276,324	253,249,952

Net increase in net assets resulting from operations	488,294,403	790,898,518

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(429,193)	(2,270,647)
Class B	—	—
Class C	—	—
Class I	(4,316,202)	(4,582,153)
Class R	—	—
Class Y	(340,631)	(302,072)

	(5,086,026)	(7,154,872)

Distributions from net realized gain:
Class A	(290,164,382)	(120,856,737)
Class B	(1,215,441)	(1,685,631)
Class C	(42,435,648)	(18,820,855)
Class I	(93,841,344)	(36,295,783)
Class R	(9,007,104)	(3,435,600)
Class Y	(12,795,685)	(4,320,049)

	(449,459,604)	(185,414,655)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	149,351,778	(236,194,499)
Class B	(12,292,947)	(26,957,568)
Class C	20,368,252	(54,110,947)
Class I	(19,231,349)	5,380,375
Class R	8,775,955	(880,037)
Class Y	11,794,472	13,526,232

	158,766,161	(299,236,444)

Net Assets
Total increase	192,514,934	299,092,547

Beginning of period	5,036,561,856	4,737,469,309

End of period (including accumulated net investment income (loss) of $(50,012) and $3,415,971, respectively)	$5,229,076,790	$5,036,561,856

See accompanying Notes to Financial Statements.

19 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$59.87	$52.99	$58.99	$66.40	$54.14	$48.38

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	0.04	0.07	(0.06)	(0.03)	0.27
Net realized and unrealized gain	5.72	9.01	1.36	2.21	14.86	5.79

Total from investment operations	5.73	9.05	1.43	2.15	14.83	6.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.04)	0.00	0.00	(0.02)	(0.30)
Distributions from net realized gain	(5.44)	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(5.45)	(2.17)	(7.43)	(9.56)	(2.57)	(0.30)

Net asset value, end of period	$60.15	$59.87	$52.99	$58.99	$66.40	$54.14

Total Return, at Net Asset Value[3]	9.88%	17.90%	2.02%	3.16%	28.09%	12.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,442,624	$3,266,760	$3,112,543	$3,368,384	$3,397,665	$2,886,673

Average net assets (in thousands)	$3,381,138	$3,120,844	$3,198,528	$3,497,054	$3,171,028	$2,929,516

Ratios to average net assets:[4]
Net investment income (loss)	0.03%	0.08%	0.14%	(0.10)%	(0.05)%	0.53%
Expenses excluding specific expenses listed below	1.03%	1.05%	1.05%	1.04%	1.05%	1.11%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.03%	1.05%	1.05%	1.04%	1.05%	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.04%	1.05%[7]	1.04%[7]	1.05%[7]	1.11%[7]

Portfolio turnover rate	15%	63%	79%	66%	67%	61%

20 OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	1.03%
Year Ended August 31, 2017	1.05%
Year Ended August 31, 2016	1.05%
Year Ended August 31, 2015	1.04%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.11%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$47.01	$42.36	$48.90	$57.00	$47.12	$42.20

Income (loss) from investment operations:
Net investment loss[2]	(0.18)	(0.31)	(0.26)	(0.45)	(0.42)	(0.13)
Net realized and unrealized gain	4.45	7.09	1.15	1.91	12.85	5.05

Total from investment operations	4.27	6.78	0.89	1.46	12.43	4.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(5.44)	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(5.44)	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Net asset value, end of period	$45.84	$47.01	$42.36	$48.90	$57.00	$47.12

Total Return, at Net Asset Value[3]	9.45%	16.98%	1.25%	2.38%	27.13%	11.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,843	$19,129	$43,566	$80,124	$127,565	$143,066

Average net assets (in thousands)	$12,301	$29,533	$59,243	$103,954	$137,376	$161,182

Ratios to average net assets:[4]
Net investment loss	(0.76)%	(0.72)%	(0.60)%	(0.86)%	(0.81)%	(0.29)%
Expenses excluding specific expenses listed below	1.83%	1.82%	1.82%	1.81%	1.81%	2.09%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.83%	1.82%	1.82%	1.81%	1.81%	2.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.81%	1.82%[7]	1.81%[7]	1.81%[7]	1.95%

Portfolio turnover rate	15%	63%	79%	66%	67%	61%

22 OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	1.83%
Year Ended August 31, 2017	1.82%
Year Ended August 31, 2016	1.82%
Year Ended August 31, 2015	1.81%
Year Ended August 29, 2014	1.81%
Year Ended August 30, 2013	2.09%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$46.61	$42.02	$48.56	$56.67	$46.87	$41.95

Income (loss) from investment operations:
Net investment loss[2]	(0.17)	(0.30)	(0.27)	(0.45)	(0.42)	(0.11)
Net realized and unrealized gain	4.41	7.02	1.16	1.90	12.77	5.03

Total from investment operations	4.24	6.72	0.89	1.45	12.35	4.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(5.44)	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(5.44)	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Net asset value, end of period	$45.41	$46.61	$42.02	$48.56	$56.67	$46.87

Total Return, at Net Asset Value[3]	9.49%	16.98%	1.26%	2.37%	27.11%	11.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$389,264	$376,618	$390,891	$430,473	$425,871	$362,314

Average net assets (in thousands)	$385,344	$375,968	$408,311	$445,480	$398,019	$364,712

Ratios to average net assets:[4]
Net investment loss	(0.73)%	(0.69)%	(0.62)%	(0.86)%	(0.81)%	(0.25)%
Expenses excluding specific expenses listed below	1.80%	1.82%	1.82%	1.80%	1.81%	1.89%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.80%	1.82%	1.82%	1.80%	1.81%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.81%	1.82%[7]	1.80%[7]	1.81%[7]	1.89%[7]

Portfolio turnover rate	15%	63%	79%	66%	67%	61%

24 OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	1.80%
Year Ended August 31, 2017	1.82%
Year Ended August 31, 2016	1.82%
Year Ended August 31, 2015	1.80%
Year Ended August 29, 2014	1.81%
Year Ended August 30, 2013	1.89%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$64.64	$57.04	$62.72	$69.75	$56.75	$50.71

Income (loss) from investment operations:
Net investment income[2]	0.14	0.29	0.32	0.22	0.24	0.28
Net realized and unrealized gain	6.19	9.71	1.43	2.31	15.60	6.31

Total from investment operations	6.33	10.00	1.75	2.53	15.84	6.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.27)	0.00	0.00	(0.29)	(0.55)
Distributions from net realized gain	(5.44)	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(5.69)	(2.40)	(7.43)	(9.56)	(2.84)	(0.55)

Net asset value, end of period	$65.28	$64.64	$57.04	$62.72	$69.75	$56.75

Total Return, at Net Asset Value[3]	10.10%	18.40%	2.45%	3.60%	28.63%	13.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,125,266	$1,131,656	$988,213	$1,009,353	$1,026,931	$835,858

Average net assets (in thousands)	$1,170,484	$1,046,626	$987,503	$1,050,463	$944,683	$167,432

Ratios to average net assets:[4]
Net investment income	0.42%	0.49%	0.56%	0.33%	0.38%	0.51%
Expenses excluding specific expenses listed below	0.63%	0.63%	0.63%	0.62%	0.63%	0.65%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.63%	0.63%	0.63%	0.62%	0.63%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%[7]	0.63%[7]	0.63%[7]	0.62%[7]	0.63%[7]	0.65%[7]

Portfolio turnover rate	15%	63%	79%	66%	67%	61%

26 OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	0.63%
Year Ended August 31, 2017	0.63%
Year Ended August 31, 2016	0.63%
Year Ended August 31, 2015	0.62%
Year Ended August 29, 2014	0.63%
Year Ended August 30, 2013	0.65%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$56.82	$50.49	$56.68	$64.31	$52.61	$47.01

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.07)	(0.10)	(0.06)	(0.21)	(0.18)	0.14
Net realized and unrealized gain	5.42	8.56	1.30	2.14	14.43	5.63

Total from investment operations	5.35	8.46	1.24	1.93	14.25	5.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.17)
Distributions from net realized gain	(5.44)	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(5.44)	(2.13)	(7.43)	(9.56)	(2.55)	(0.17)

Net asset value, end of period	$56.73	$56.82	$50.49	$56.68	$64.31	$52.61

Total Return, at Net Asset Value[3]	9.73%	17.60%	1.74%	2.89%	27.78%	12.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,798	$92,888	$83,248	$89,442	$95,477	$92,488

Average net assets (in thousands)	$98,636	$86,076	$85,690	$94,706	$94,728	$98,344

Ratios to average net assets:[4]
Net investment income (loss)	(0.23)%	(0.18)%	(0.12)%	(0.35)%	(0.30)%	0.28%
Expenses excluding specific expenses listed below	1.29%	1.31%	1.31%	1.30%	1.31%	1.37%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.29%	1.31%	1.31%	1.30%	1.31%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.30%	1.31%[7]	1.30%[7]	1.31%[7]	1.37%[7]

Portfolio turnover rate	15%	63%	79%	66%	67%	61%

28 OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	1.29%
Year Ended August 31, 2017	1.31%
Year Ended August 31, 2016	1.31%
Year Ended August 31, 2015	1.30%
Year Ended August 29, 2014	1.31%
Year Ended August 30, 2013	1.37%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$64.36	$56.79	$62.57	$69.73	$56.72	$50.67

Income (loss) from investment operations:
Net investment income[2]	0.08	0.16	0.22	0.09	0.14	0.54
Net realized and unrealized gain	6.16	9.69	1.43	2.31	15.57	6.01

Total from investment operations	6.24	9.85	1.65	2.40	15.71	6.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.15)	0.00	0.00	(0.15)	(0.50)
Distributions from net realized gain	(5.44)	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(5.58)	(2.28)	(7.43)	(9.56)	(2.70)	(0.50)

Net asset value, end of period	$65.02	$64.36	$56.79	$62.57	$69.73	$56.72

Total Return, at Net Asset Value[3]	10.00%	18.16%	2.28%	3.38%	28.40%	13.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163,282	$149,511	$119,008	$146,485	$185,284	$358,162

Average net assets (in thousands)	$158,979	$129,570	$136,687	$148,398	$237,983	$996,554

Ratios to average net assets:[4]
Net investment income	0.26%	0.27%	0.38%	0.13%	0.22%	1.00%
Expenses excluding specific expenses listed below	0.81%	0.82%	0.82%	0.81%	0.81%	0.71%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.81%	0.82%	0.82%	0.81%	0.81%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.81%	0.82%[7]	0.81%[7]	0.81%[7]	0.71%[7]

Portfolio turnover rate	15%	63%	79%	66%	67%	61%

30 OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	0.81%
Year Ended August 31, 2017	0.82%
Year Ended August 31, 2016	0.82%
Year Ended August 31, 2015	0.81%
Year Ended August 29, 2014	0.81%
Year Ended August 30, 2013	0.71%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS February 28, 2018 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from

32 OPPENHEIMER CAPITAL APPRECIATION FUND

2. Significant Accounting Policies (Continued)

changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised

33 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended August 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year

34 OPPENHEIMER CAPITAL APPRECIATION FUND

2. Significant Accounting Policies (Continued)

from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,783,424,488

Gross unrealized appreciation	$1,598,050,501
Gross unrealized depreciation	(150,920,336)

Net unrealized appreciation	$1,447,130,165

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives

35 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

36 OPPENHEIMER CAPITAL APPRECIATION FUND

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,037,995,588	$—	$—	$1,037,995,588
Consumer Staples	151,764,113	—	—	151,764,113
Energy	111,251,658	—	—	111,251,658
Financials	292,019,999	—	—	292,019,999
Health Care	635,860,831	27,438,203	—	663,299,034
Industrials	493,619,879	—	—	493,619,879
Information Technology	2,315,121,134	—	—	2,315,121,134
Materials	61,991,784	—	—	61,991,784
Utilities	103,366,419	—	—	103,366,419
Investment Company	125,045	—	—	125,045

Total Assets	$5,203,116,450	$27,438,203	$—	$5,230,554,653

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

37 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

38 OPPENHEIMER CAPITAL APPRECIATION FUND

5. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	1,658,949	$100,837,868	3,070,284	$169,684,859
Dividends and/or distributions reinvested	4,872,274	283,663,792	2,416,279	120,234,047
Redeemed	(3,867,429)	(235,149,882)	(9,654,066)	(526,113,405)

Net increase (decrease)	2,663,794	$149,351,778	(4,167,503)	$(236,194,499)

39 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount

Class B
Sold	1,703	$80,607	9,935	$431,121
Dividends and/or distributions reinvested	27,203	1,208,897	42,664	1,676,267
Redeemed	(286,567)	(13,582,451)	(674,195)	(29,064,956)

Net decrease	(257,661)	$(12,292,947)	(621,596)	$(26,957,568)

Class C
Sold	463,086	$21,544,762	832,962	$35,814,654
Dividends and/or distributions reinvested	957,191	42,145,132	458,866	17,881,997
Redeemed	(928,401)	(43,321,642)	(2,515,083)	(107,807,598)

Net increase (decrease)	491,876	$20,368,252	(1,223,255)	$(54,110,947)

Class I
Sold	413,955	$27,366,636	1,427,682	$83,557,343
Dividends and/or distributions reinvested	1,554,848	98,157,545	763,075	40,877,936
Redeemed	(2,239,141)	(144,755,530)	(2,006,162)	(119,054,904)

Net increase (decrease)	(270,338)	$(19,231,349)	184,595	$5,380,375

Class R
Sold	180,524	$10,406,659	319,014	$16,662,884
Dividends and/or distributions reinvested	160,561	8,820,993	70,901	3,355,044
Redeemed	(181,621)	(10,451,697)	(403,791)	(20,897,965)

Net increase (decrease)	159,464	$8,775,955	(13,876)	$(880,037)

Class Y
Sold	314,866	$20,574,582	1,161,705	$69,696,874
Dividends and/or distributions reinvested	190,859	12,006,908	79,940	4,268,810
Redeemed	(317,722)	(20,787,018)	(1,014,204)	(60,439,452)

Net increase	188,003	$11,794,472	227,441	$13,526,232

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$759,946,763	$1,025,251,686

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

40 OPPENHEIMER CAPITAL APPRECIATION FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $1 billion	0.58
Next $2 billion	0.56
Next $2 billion	0.54
Next $2 billion	0.52
Next $2.5 billion	0.50
Over $11 billion	0.48

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

41 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	67,152
Accumulated Liability as of February 28, 2018	579,065

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to

42 OPPENHEIMER CAPITAL APPRECIATION FUND

8. Fees and Other Transactions with Affiliates (Continued)

approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor
February 28, 2018	$317,313	$10,095	$3,560	$8,669	$—

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$166,075
Class B	719
Class C	18,996
Class R	4,806
Class Y	7,795

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $15,911 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

43 OPPENHEIMER CAPITAL APPRECIATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

44 OPPENHEIMER CAPITAL APPRECIATION FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Paul Larson, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the large growth category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct

45 OPPENHEIMER CAPITAL APPRECIATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

46 OPPENHEIMER CAPITAL APPRECIATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47 OPPENHEIMER CAPITAL APPRECIATION FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the `Dividends’ table under `Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

				Other
	Pay		Net Profit	Capital
Fund Name	Date	Net Income	from Sale	Sources
Oppenheimer Capital Appreciation Fund	12/14/17	1.1%	82.9%	16.0%

48 OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMER CAPITAL APPRECIATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Paul Larson, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

49 OPPENHEIMER CAPITAL APPRECIATION FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50 OPPENHEIMER CAPITAL APPRECIATION FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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55 OPPENHEIMER CAPITAL APPRECIATION FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0320.001.0218 April 24, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/20/2018